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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        DATE OF REPORT: January 25, 2002
                        (Date of earliest event reported)

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                             DAW TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            UTAH                        0-21818                 87-0464280
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
    of incorporation)                                     Identification Number)

           2700 SOUTH 900 WEST
          SALT LAKE CITY, UTAH                                     84119
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (801) 977-3100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On January 25, 2002, the Company's common stock was delisted from the Nasdaq National Market because of the Company's failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. Attached as Exhibit 99.1 is a copy of a press release issued by the Company on January 28, 2002 reporting the delisting, as well as the Company's intention to appeal the delisting determination to the Nasdaq Listing and Hearing Review Council.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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
EXHIBIT       DESCRIPTION
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
  99.1        Press Release issued by Daw Technologies, Inc. on January 28, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2002                  DAW TECHNOLOGIES, INC.


                                        By: /s/ Randy K. Johnson
                                            -----------------------------------
                                        Name: Randy K. Johnson
                                        Title: Vice President, Secretary and
                                               General Counsel




                                  EXHIBIT INDEX

     EXHIBIT NUMBER           DESCRIPTION

          99.1                Press Release